Exhibit 10.5
PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of April 22, 2024, is by and between VERIS RESIDENTIAL, L.P., a Delaware limited partnership (the “Borrower”), and each of the subsidiaries of the Borrower designated as a Pledgor on the signature pages hereto (together with the Borrower, collectively the “Pledgors” and each individually a “Pledgor”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (together with its successors and permitted assigns in such capacity, the “Administrative Agent”), for the benefit of itself and the Lenders (as defined below) (the Lenders and the Administrative Agent are referred to herein collectively as the “Secured Parties” and each a “Secured Party”) under the Credit Agreement described below and acknowledged and consented to by those certain Subsidiaries listed on Annex A attached hereto (each a “Pledged Subsidiary” and collectively, the “Pledged Subsidiaries”).
RECITALS:
The Borrower has entered into a Revolving Credit and Term Loan Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the lenders and letter of credit issuing banks party thereto from time to time (the “Lenders”) and the Administrative Agent, pursuant to which the Lenders have agreed to provide certain credit facilities to Borrower. Capitalized terms used but not defined in this Agreement (including the recitals) have the meanings assigned to them in the Credit Agreement, and, except as otherwise expressly provided, the rules of interpretation set forth in the Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if fully set forth herein.
The proceeds of the extensions of credit under the Credit Agreement have been or will be used in part to enable Borrower to make valuable transfers to its Subsidiaries, which include the other Pledgors.
The Borrower and the other Pledgors are engaged in related businesses.
Each Pledgor owns equity interests in the Pledged Subsidiaries as set forth on Annex A attached hereto. Each Pledgor will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement.
It is a condition precedent to the making of loans and the issuance of letters of credit pursuant to the Credit Agreement that the Pledgors pledge and grant the security interests described in this Agreement, and each Pledgor wishes to pledge and grant a security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, as herein provided.
Therefore, the parties hereto agree as follows:

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ARTICLE I.
ASSIGNMENT AND PLEDGE
1.1.Grant. As security for the prompt and complete payment of the Obligations, and to induce the Lenders to extend credit to the Borrower, each Pledgor hereby collaterally assigns, conveys, mortgages, pledges, hypothecates and transfers to the Administrative Agent, for the benefit of the Secured Parties, and grants to the Administrative Agent a continuing Lien on and security interest in the following:
(a)such Pledgor’s right, title and interest in and to all of the membership interests and all other ownership or equity interests of every class which such Pledgor holds or hereafter acquires in each Pledged Subsidiary (collectively, the “Securities”);
(b)all of such Pledgor’s present and future rights, authority, status and powers as a member of, or holder of equity interests in, each Pledged Subsidiary, whether arising under the Governing Documents (as defined below) of the applicable Pledged Subsidiary, at law or otherwise, including all of such Pledgor’s rights to vote and otherwise control or participate in the management of the business and affairs of the applicable Pledged Subsidiary and further including, with respect to (x) any limited liability company membership interests constituting Securities, all of the Pledgor’s right, title and interest in such limited liability company, whether derived under the Governing Documents or the limited liability company act of the state in which such limited liability company is organized (the “LLC Act”), including the Pledgor’s “limited liability company interest” (as defined in the applicable LLC Act), status as a “member” (as defined in the LLC Act), and control rights with respect to such limited liability company or (y) any limited partnership interests constituting Securities, all of the Pledgor’s right, title and interest in such limited partnership, whether derived under the Governing Documents or the limited partnership act of the state in which such limited partnership is organized (the “LP Act”), including the Pledgor’s “partnership interest” (as defined in the applicable LP Act), status as a “partner” (as defined in the LP Act), and control rights with respect to such limited partnership;
(c)all additional limited liability company interests, capital stock or other ownership or equity interests in each Pledged Subsidiary, all warrants, rights and options to acquire or subscribe for any such interests, and all securities and instruments convertible into or exchangeable for any such interests, in which such Pledgor at any time has or obtains any right, title, or interest;
(d)all indebtedness owed to such Pledgor by each Pledged Subsidiary, if any, and the instruments, if any, evidencing such indebtedness, and any and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect thereof or in exchange for any or all such indebtedness; and
(e)all distributions, profit allocations, interest, revenues, income and proceeds of any kind, whether cash, instruments, securities or other property, received by or distributable to such Pledgor in respect of, or in exchange for, its Securities or any other Pledged Collateral

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and all of such Pledgor’s rights to receive the foregoing (clauses (a) through (e) collectively, the “Pledged Collateral”).
1.2.Continuing Security Interest. This Agreement creates a continuing security interest in the Pledged Collateral and will remain in full force and effect until the Obligations are paid in full and all Commitments have terminated. If, at any time for any reason (including the insolvency, bankruptcy, dissolution, liquidation or reorganization of a Pledgor, a Pledged Subsidiary or any other Person or the appointment of any intervenor or conservator of, or agent or similar official for a Pledgor, a Pledged Subsidiary or any other Person or any of their respective properties), any payment received by the Administrative Agent or any other Secured Party in respect of the Obligations is rescinded or must otherwise be restored or returned by such Person, this Agreement will continue to be effective or will be reinstated, if necessary, as if such payment had not been made.
1.3.Delivery of Certificates and Instruments. None of the Pledged Collateral is in certificated form. No Pledgor shall take any action (or permit the taking of any action) to cause the membership interests constituting the Pledged Collateral to be or become certificated unless requested by the Administrative Agent in writing (with any such certificates and instruments evidencing or representing any of the Pledged Collateral, in each case properly endorsed in blank and in suitable form for transfer by delivery and accompanied by instruments of transfer endorsed in blank, in form and substance reasonably satisfactory to the Administrative Agent). The Administrative Agent will hold such certificates and instruments until the Obligations have been paid in full and all Commitments have terminated.
1.4.Waiver of Certain Operating Agreement Provisions. Each Pledgor irrevocably waives any and all provisions of the limited liability company agreement, certificate of formation and other constitutive documents (any such documents with respect to any Person, collectively, the “Governing Documents”) of each Pledged Subsidiary that (a) prohibit, restrict, condition or otherwise affect the grant hereunder of any Lien on any of the Pledged Collateral or any enforcement action which may be taken in respect of any such Lien or the transfer of the Pledged Collateral by the Administrative Agent or any of its designees or transferees, (b) would operate to limit or restrict the ability of the Administrative Agent or any of its designees or transferees from becoming a full voting member of, or holder of equity interest in, a Pledged Subsidiary following an Event of Default, or (c) otherwise conflict with the terms of this Agreement. Each Pledged Subsidiary agrees that it shall not issue any equity interests to any Person other than the applicable Pledgor.
Each Pledgor agrees that, with respect to any Pledged Subsidiary that is a limited liability company or limited partnership, such Pledgor shall have the right to sell, transfer, assign, collaterally assign or pledge its economic rights, control rights and status as a member or partner, as applicable, in such Pledged Subsidiary at any time and in any manner that is permitted by the applicable LLC Act or LP Act, as applicable, either voluntarily or by operation of law, without the further consent of such Pledged Subsidiary. Each Pledgor (including each applicable Pledgor in its capacity as the general partner, limited partner or member of each applicable Pledged Subsidiary) further agrees to the extent that this Section 1.4 is inconsistent with the terms of the

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operating agreement or limited partnership agreement, as applicable, of any such Pledged Subsidiary, such operating agreement or limited partnership agreement, as applicable, shall be deemed to be amended so as to be consistent with the terms of this Section 1.4 until the earlier of (x) the time the security interest granted hereby with respect to the Securities of such Pledged Subsidiary is released and (y) the termination of this Agreement as provided in Section 4.9 below. Each Pledgor of any Securities in a limited liability company or limited partnership hereby irrevocably consents to the grant of the security interest provided for herein and to the Administrative Agent or its nominee becoming a substitute member, limited partner, or general partner, as applicable, in such limited liability company or limited partnership, as applicable (including succeeding to any management or control rights appurtenant thereto and to such Pledgor’s status as a member of such limited liability company or a partner of such limited partnership), pursuant to a disposition thereof in connection with (or in lieu of) an exercise of remedies pursuant to Article III hereof; provided that such successor member or partner, as applicable, then agrees in writing to be bound by, and a party to, the applicable operating agreement or limited partnership agreement.
1.5.Authorization to File Statements. Each Pledgor authorizes the Administrative Agent to file in any Uniform Commercial Code filing office financing statements and amendments naming the Administrative Agent as the secured party and indicating the Pledged Collateral as the collateral and certain other information required by the Uniform Commercial Code for the sufficiency and acceptance for filings of any financing statement or amendment, in each case as is necessary or required by applicable law in order to create, perfect, maintain and preserve first priority Liens on the Pledged Collateral (subject only to Permitted Encumbrances having priority over such Liens of the Administrative Agent by operation of law) in favor of the Administrative Agent for the benefit of the Secured Parties; provided that, notwithstanding the foregoing, nothing herein shall require the Administrative Agent to file financing statements or continuation statements, or be responsible for maintaining the security interests purported to be created as described herein. The financing statements may indicate some or all of the Pledged Collateral on the financing statement, whether specifically or generally. Each Pledgor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any like financing statements or amendments thereto as set forth in this Section 1.5 if filed prior to the date hereof.
ARTICLE II.

REPRESENTATIONS, WARRANTIES AND COVENANTS; WAIVERS AND AUTHORIZATIONS, ETC.
1.1.Representations and Warranties. As of the date of this Agreement, each Pledgor represents and warrants to the Administrative Agent as follows:
(a)Existence and Authority. It is a limited partnership, corporation or limited liability company duly organized, validly existing, and in good standing under the laws of its state of organization and is in good standing in each jurisdiction in which it is required by law to be qualified. It has all necessary rights, franchises and privileges and full power and

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authority to execute, deliver and perform this Agreement and to act as a member of each Pledged Subsidiary. It has taken all necessary action to execute, deliver and perform this Agreement, and this Agreement has been duly executed and delivered by it and constitutes its legally valid and binding obligation, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by general principles of equity;
(b)No Violations or Defaults. The execution, delivery and performance by such Pledgor of this Agreement do not and will not (i) violate any applicable law, (ii) violate, or result in a default under its Governing Documents or any Pledged Subsidiary’s Governing Documents, (iii) violate, or result in a default under, any contractual obligation to which it or a Pledged Subsidiary is a party, or (iv) require an approval or any consent from any Person that has not been obtained;
(c)Membership Interests. All of the Securities pledged by such Pledgor hereunder have been duly and validly issued and are fully paid and non-assessable, and all of the Securities pledged by such Pledgor hereunder are uncertificated and do not constitute securities governed by Article 8 of the Uniform Commercial Code of the State of New Jersey, the State of New York or the State of Delaware; and the Securities identified on Annex A hereto constitute all of the outstanding limited liability company interests and other ownership interests of each Pledged Subsidiary.
(d)No Liens. (i) none of the Pledged Collateral is subject to any Lien (except the Lien of this Agreement) and (ii) no effective security agreement (other than this Agreement), financing statement (except for financing statements in favor of the Administrative Agent) or other instrument similar in effect is on file or of record in the office of any Governmental Authority with respect to any of the Pledged Collateral;
(e)Name and Address.
(i)Its name set forth in the signature pages to this Agreement is its true, correct and complete name and is the name on its public organic record (within the meaning of Section 9-102(a)(68) of the Uniform Commercial Code of the State of New York); its legal address and the address of its principal place of business and chief executive office and its organizational number, type of organization and jurisdiction of formation are all as set forth below its name on Annex B hereto; and
(ii)It has not, in the last five years, (A) changed its legal address or the address of its principal place of business and chief executive office except as set forth on Annex B hereto, (B) changed its name except as set forth on Annex B hereto, or (C) become a “new debtor” (as defined in the UCC) with respect to a currently effective security agreement entered into by another Person;
(f)Perfection and Priority of Liens. The pledge and grant of a security interest in the Pledged Collateral pursuant to this Agreement will create a valid and perfected

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Lien on and in the Pledged Collateral, and the proceeds thereof, securing the payment of the Obligations, subject to no prior Lien; and
(g)No Litigation. There are no actions, suits, investigations or proceedings pending or, to the knowledge of such Pledgor, threatened against or affecting such Pledgor or any of its property in any court or before any arbitrator or before or by any Governmental Authority.
1.2.Affirmative Covenants. Each Pledgor covenants and agrees that until the Obligations are paid in full and all Commitments are terminated, it will perform and observe each of the following covenants:
(a)Existence. It will at all times preserve and maintain its existence, rights, franchises and privileges and remain in good standing in the jurisdiction of its formation, and qualify and remain qualified as a foreign company in good standing in each jurisdiction in which such qualification is necessary in view of its current or proposed business and operations or the ownership of its properties;
(b)Compliance with Laws, Approvals, and Obligations. It will comply with all laws to which it or its property is subject and with its Governing Documents and all material contractual obligations to which it is a party. It will obtain and maintain in full force and effect all approvals necessary (i) for its current and proposed business and operations and the ownership of its properties and (ii) for the execution, delivery, performance and enforcement of this Agreement and will promptly pay when due all necessary license, franchise and other fees and charges due and payable in connection therewith; and
(c)Defend Title. It will defend the rights of the Administrative Agent and security interest of the Administrative Agent in the Pledged Collateral against the claims and demands of all other persons whomsoever.
1.3.Negative Covenants. Each Pledgor covenants and agrees that until the Obligations are Paid in Full it will perform and observe each of the following covenants:
(a)Business, Name and Address. It will not change its name, the address of its principal place of business or chief executive office, its type of organization, its jurisdiction of formation or its organizational identification number without giving the Administrative Agent 30 days’ prior written notice of such change;
(b)Governing Documents. It will not permit or agree to any amendment or waiver of its Governing Documents or the Governing Documents of any Pledged Subsidiary, except in connection with the admission of a new member or substitution of an existing member of a Pledged Subsidiary in compliance with Section 2.3(c). It will not sell, assign, lease, or otherwise dispose of (whether in one transaction or in a series of transactions), any or all of its rights, title or interest in the Pledged Collateral, except as provided in Section 2.3(c). It will not vote or take other action to cause the dissolution of any Pledged Subsidiary; and

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(c)New Members. Except as set forth in this Section 2.3(c), no Pledgor will permit or consent to the admission of any new or substitute members in, or holders of equity interest in, any Pledged Subsidiary, except, following an Event of Default and the exercise by the Administrative Agent or its designee of remedies under the Loan Documents, a new or substitute member or holder of equity interest that is the Administrative Agent or a designee of the Administrative Agent. No Pledgor will effect or permit any sale, transfer or encumbrance of the Pledged Collateral, except, following an Event of Default, in connection with an exercise of remedies by the Secured Parties.
1.4.Protection of Secured Parties. Each Pledgor agrees that:
(a)its liabilities and obligations under its Governing Documents or the Pledged Subsidiaries’ Governing Documents will not be affected by this Agreement or the Lien on the Pledged Collateral created in favor of the Administrative Agent pursuant to this Agreement, or the exercise by the Administrative Agent of any of its rights under this Agreement;
(b)no Secured Party, unless it expressly agrees in writing, will have any liabilities or obligations under any Pledged Subsidiary’s Governing Documents as a result of this Agreement or the exercise by the Administrative Agent of its rights under this Agreement; and
(c)no Secured Party has any obligation to enforce any contractual obligation or claim with respect to the Pledged Collateral, or to take any other action with respect to the Pledged Collateral except as expressly set forth in this Agreement and the other Loan Documents.
1.5.Waiver of Subrogation. Notwithstanding any payment made by a Pledgor under this Agreement or any set-off or application by any Secured Party of any funds of a Pledgor, until all of the Obligations have been paid in full and all Commitments have terminated, no Pledgor will (a) be entitled to be subrogated to any of the rights of any Secured Party against a Pledged Subsidiary, any other subsidiary of a Pledgor or any guarantor, or in any collateral security or guaranty or right of offset held by the Administrative Agent for the payment of any Obligations; or (b) seek any reimbursement or contribution from a Pledged Subsidiary or any guarantor in respect of any payment made by it under this Agreement or any set-off or application of any of its funds.
1.6.Additional Waivers. Each Pledgor waives diligence, presentment, demand of any kind, protests of any kind and notices of any kind, all set-offs and all counterclaims, to the extent permitted by applicable law, and all suretyship defenses to the extent otherwise applicable.
ARTICLE III.

RIGHTS AND REMEDIES
1.1.Distributions and Voting Rights.

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(a)    So long as no Event of Default has occurred and is continuing, and the Administrative Agent has not given notice to the Pledgors of the Administrative Agent’s intent to exercise its rights under Section 3.1(b), each Pledgor will be entitled to exercise any and all management, voting, consent and other rights with respect to the Pledged Collateral for any purpose not inconsistent with the terms of the Credit Agreement or any of the other Loan Documents and to receive and retain any and all cash distributions and other payments in respect of the Pledged Collateral made in accordance with the Credit Agreement and the other Loan Documents.
(b)    Upon the occurrence and during the continuation of an Event of Default, upon notice from the Administrative Agent which notice shall be immediately effective, all rights of the Pledgors to exercise management, voting, consent and other rights with respect to the Pledged Collateral and to receive distributions and other payments in respect of the Pledged Collateral will cease, and all such rights will immediately become vested solely in the Administrative Agent or its nominee. After the occurrence and during the continuation of an Event of Default, any distributions and other payments in respect of the Pledged Collateral received by a Pledgor will be held in trust for the Administrative Agent, and each Pledgor will keep all such amounts separate and apart from all other funds and property so as to be capable of identification as the property of the Administrative Agent and each Pledgor will deliver such amounts promptly to the Administrative Agent or its designee in the identical form received, properly endorsed or assigned when required to enable the Administrative Agent or its designee to complete collection thereof.
1.2.Administrative Agent’s Rights Upon Default. Upon the occurrence and during the continuation of an Event of Default, the Administrative Agent may, but shall not be obligated to take any or all of the following actions, in each case at the Pledgors’ expense and without prior notice to the Pledgors except as required below or under applicable law:
(a)give notice of the Event of Default to any Person, collect distributions and other amounts constituting or payable in respect of the Pledged Collateral, and enforce all rights of the Pledgors in the Pledged Collateral;
(b)take possession of any or all of the Pledged Collateral, including through agents, wherever it may be found, and hold and manage the same;
(c)foreclose its Lien upon any or all of the Pledged Collateral;
(d)become, or cause its nominee or a transferee to become, a substitute or successor member of, or holder of equity interests in, any Pledged Subsidiary;
(e)sell, lease, assign, deliver or otherwise dispose of any or all of the Pledged Collateral at public or private sale, with or without having any or all of the Pledged Collateral at the place of sale, upon terms, in such manner, at such time or times, and at such place or places as the Administrative Agent may determine and in accordance with applicable law; and

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(f)exercise any or all other rights or remedies available to the Administrative Agent under applicable law or the Loan Documents or any other agreement between the parties.
The Administrative Agent may, to the fullest extent permitted by law, exercise the foregoing rights and remedies in such order, at such times and in such manner as the Administrative Agent may determine from time to time.
1.3.Power of Attorney. Each Pledgor irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, each with full power of substitution, as such Pledgor’s true and lawful attorney-in-fact and proxy with respect to the Pledged Collateral, in such Pledgor’s name or in such Person’s name or otherwise, and at the Pledgors’ expense, to take any or all of the following actions upon the occurrence and during the continuation of an Event of Default, without notice to or the consent of the Pledgors to the extent permitted by applicable law:
(a)take any or all of the actions described in Section 3.2 and exercise any other right or power granted to the Administrative Agent or a Lender under this Agreement or any other Loan Document or by law;
(b)transfer to, or register in the name of, the Administrative Agent or its nominee any or all of the Pledged Collateral;
(c)exercise all voting, consent, management and other rights relating to any Pledged Collateral; and
(d)do any and all things necessary and proper to carry out the purposes of this Agreement, to the extent permitted by applicable law.
Each Pledgor recognizes and agrees that the power of attorney granted pursuant to this Section 3.3 is coupled with an interest and is not revocable until the termination of this Agreement in accordance with its terms. Each Pledgor ratifies and confirms all actions taken by the Administrative Agent or its agents pursuant to this power of attorney in accordance herewith.
1.4.Other Rights of the Administrative Agent.
(a)The Administrative Agent will have, with respect to the Pledged Collateral, in addition to the rights and remedies set forth in this Agreement: (i) all of the rights and remedies available to a secured party under applicable law, as if such rights and remedies were fully set forth in this Agreement, and (ii) all of the rights, protections and indemnities set forth in the Credit Agreement, which provisions are incorporated by reference and made a part of this Agreement.
(b)The Administrative Agent may at any time and from time to time release or relinquish any right, remedy or Lien it has with respect to a particular item of Pledged

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Collateral without thereby releasing, relinquishing or in any way affecting its rights, remedies or Lien with respect to any other item of Pledged Collateral.
1.5.Disposition of Pledged Collateral. Upon the written request by the Administrative Agent after the occurrence and during the continuance of an Event of Default:
(a)Each Pledgor agrees, promptly and at its own expense, to assemble any or all of the Pledged Collateral and make it available to the Administrative Agent.
(b)The Administrative Agent will be entitled to sell the Pledged Collateral on any commercially reasonable terms, and each Pledgor agrees that a private sale or a sale on extended payment terms, or in exchange for property, stock or other consideration will not in and of itself be deemed to be commercially unreasonable. The Pledged Collateral may be sold in one lot as an entirety or in separate parcels. Any Secured Party may purchase any or all of the Pledged Collateral sold at any public sale and, to the extent permitted by applicable law, may purchase any or all of the Pledged Collateral sold at any private sale, including by a credit bid.
(c)The Administrative Agent may restrict the prospective bidders or purchasers at any sale as to their number, nature of business, financial or business expertise, net worth or financial resources and investment intention or on the basis of any other factors that are commercially reasonable.
(d)Each Pledgor expressly agrees that the Administrative Agent need not give more than 10 days’ prior written notice to such Pledgor of the time and place of any public sale of Pledged Collateral or of the time after which a private sale of the Pledged Collateral may take place, and that such notice will constitute reasonable notice under all circumstances. The Administrative Agent will not be obligated to hold any sale pursuant to any such notice and may, without notice or publication, adjourn any public or private sale by announcement at the time and place fixed for such sale, and a subsequent sale may be held at the time and place designated in such announcement without further notice or publication. To the extent permitted by applicable law, each Pledgor irrevocably waives any right it may have to make a demand of performance or other demand, advertisement, judicial hearing or notice to it or any other Person in connection with the collection, sale or other disposition of, or realization upon, any or all of the Pledged Collateral.
(e)The Administrative Agent may settle, pay or discharge any or all taxes, Liens, claims and other charges with respect to the Pledged Collateral. All sums expended by the Administrative Agent pursuant to this Section 3.5(e) will constitute Obligations secured by the Liens created by the Loan Documents. Neither the Administrative Agent, nor any other Secured Party will have any duty to take any action authorized by this Section 3.5(e), and no sale of Pledged Collateral will be deemed to have been commercially unreasonable by reason of the Administrative Agent’s decision not to take any such action.
Notwithstanding the foregoing, to the extent the Administrative Agent has commenced exercise of the foregoing rights and remedies, upon the cessation of any and all Events of

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Default, the Administrative Agent may continue or suspend its exercise of the foregoing rights and remedies.
1.6.No Marshaling or Right of Redemption.
(a)Except to the extent required by applicable law, neither the Administrative Agent nor any other Secured Party will be required to marshal any Pledged Collateral or any guaranties of the Obligations, or to resort to any item of Pledged Collateral or any guaranty in any particular order, and the Administrative Agent’s rights with respect to the Pledged Collateral and any guaranties will be cumulative and in addition to all other rights, however existing or arising. To the extent permitted by applicable law, each Pledgor irrevocably waives, and agrees that it will not invoke or assert, any law requiring or relating to the marshaling of collateral or any other law which could reasonably be expected to cause a delay in or impede the enforcement of the Administrative Agent’s rights under this Agreement or any other Loan Document.
(b)To the extent permitted by applicable law, each Pledgor irrevocably waives, and agrees that it will not invoke or assert, any rights to equity of redemption or other rights of redemption, appraisement, valuation, stay, extension or moratorium that it may have in equity, at law, or otherwise with respect to any Pledged Collateral. To the extent permitted by applicable law, the sale or other transfer pursuant to this Agreement of any right, title or interest of a Pledgor in any item of Pledged Collateral will operate to permanently divest such Pledgor and all Persons claiming under or through such Pledgor of such right, title or interest, and will be a perpetual bar, both at law and in equity, to any and all claims by such Pledgor or any such Person with respect to such item of Pledged Collateral.
1.7.Application of Proceeds. After the occurrence and during the continuation of an Event of Default, or after an exercise of remedies by the Administrative Agent, any cash held by the Administrative Agent as Pledged Collateral and all cash proceeds received by the Administrative Agent from any realization upon the Pledged Collateral may be held by the Administrative Agent as collateral security for the payment of the Obligations and applied by the Administrative Agent in accordance with the Credit Agreement.
1.8.Administrative Agent’s Duties.
(a)The grant to the Administrative Agent under this Agreement of any right or power does not impose upon the Administrative Agent any duty to exercise such right or power. The Administrative Agent will have no obligation to take any steps to preserve any claim or other right against any Person or with respect to any Pledged Collateral.
(b)To the extent permitted by applicable law, each Pledgor waives all claims against the Administrative Agent or its agents arising out of the repossession, taking, retention, storage, operation or sale of the Pledged Collateral except to the extent such actions shall be determined to amount to gross negligence or willful misconduct on the part of the Administrative Agent, as determined in a final non-appealable judgment from a court of competent jurisdiction. To the extent permitted by applicable law, each Pledgor waives any

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claim it may have based on the allegation or fact that the price obtained for Pledged Collateral sold at a private sale made in accordance with this Agreement was less than could have been obtained for the same Pledged Collateral at a public sale. Subject to the following sentence, all risk of loss, damage, diminution in value, or destruction of the Pledged Collateral will be borne by the Pledgors. Notwithstanding anything contained herein to the contrary, the Administrative Agent will have no responsibility to the Pledgors for any act or omission of the Administrative Agent or its agents, except to the extent such act or failure to act shall be determined to be gross negligence or willful misconduct on the part of such Person as determined in a final non-appealable judgment from a court of competent jurisdiction. Notwithstanding anything herein to the contrary, in no event shall the Administrative Agent be liable for special, punitive indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Administrative Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
(c)The Administrative Agent does not and will not make any express or implied representations or warranties with respect to any Pledged Collateral or other property released to the Pledgors or its successors and assigns.
(d)The Administrative Agent will be accountable only for such proceeds as the Administrative Agent actually receives as a result of the exercise of its rights under this Agreement and the other Loan Documents, and delivery or other accounting of such proceeds or the Pledged Collateral by the Administrative Agent to the Pledgors or the assignee of the Obligations will discharge the Administrative Agent of all liability therefor.
(e)Except as expressly set forth herein or as required under applicable law, the Administrative Agent will have no other duties or obligations under this Agreement or with respect to the Pledged Collateral.
1.9.Indemnity and Expenses. Each Pledgor jointly and severally agrees to indemnify and hold harmless the Administrative Agent, its directors, officers, employees, agents and their respective Affiliates from and against any and all claims, liabilities (including environmental liabilities), obligations, losses, damages, penalties, judgments, costs, expenses (including the reasonable fees and expenses of its agents and counsel) and disbursements of any kind or nature whatsoever (“Losses”) that may be imposed on, incurred by, or asserted against the Administrative Agent or its directors, officers, employees, agents or Affiliates by any Person (including any Lender) in any way relating to or arising out of (a) this Agreement or any other Loan Document and the transactions contemplated hereby and thereby (including, without limitation, any amendments, waivers or releases, and any enforcement of this Agreement or any other Loan Document) or (b) any action taken or omitted by the Administrative Agent under this Agreement or any other Loan Document; provided that a Pledgor will not be liable to the Administrative Agent, its directors, officers, employees, agents and their respective Affiliates for any portion of such Losses resulting solely from such Person’s gross negligence or willful misconduct as determined by a final, non-appealable judgment of a court of competent jurisdiction. This Section 3.9 shall survive the termination of this Agreement and the earlier resignation or removal of the Administrative Agent.

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ARTICLE IV.

GENERAL PROVISIONS
1.1.Further Assurances.
(a)At any time and from time to time, including upon the request of the Administrative Agent, each Pledgor will, at such Pledgor’s expense, execute and deliver and/or file such further documents, financing statements, continuation statements, amendments and instruments and do such other acts as are, in each case, necessary or required by applicable law in order to: (i) create, perfect, maintain and preserve first-priority Liens on the Pledged Collateral in favor of the Administrative Agent for the benefit of the Secured Parties, (ii) upon the occurrence and during the continuation of an Event of Default, facilitate any sale of or other realization upon the Pledged Collateral, (iii) upon the occurrence and during the continuation of an Event of Default, make any sale of or other realization upon the Pledged Collateral valid, binding and in compliance with applicable law, and (iv) provide for the payment of the Obligations in accordance with the terms of the Loan Documents and this Agreement.
(b)Each Pledgor shall pay all filing, registration and recording fees or re-filing, re-registration and re-recording fees, and all expenses incident to the execution and acknowledgment of this Agreement, and any instruments of further assurance, and all federal, state, county and municipal stamp taxes and other taxes, duties, imports, assessments and charges arising out of or in connection with the execution and delivery of this Agreement, any agreement supplemental hereto and any instruments of further assurance.
1.2.Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. No Pledgor may assign or otherwise transfer any of its rights under this Agreement. The Administrative Agent may only assign or otherwise transfer and assign its rights and interests under this Agreement to a successor in accordance with the Credit Agreement.
1.3.Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and the parties hereto shall enter into good faith negotiations to replace the invalid, illegal or unenforceable provision.
1.4.Construction, etc. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant.
1.5.Counterparts. This Agreement may be executed in one or more duplicate counterparts and when signed by all of the parties shall constitute a single binding agreement. Delivery of an executed counterpart of a signature page of this Agreement that is an Electronic

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Signature transmitted by telecopy, emailed .pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement in accordance with Section 9.06(b) of the Credit Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable requirement of law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
1.6.Governing Law. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, OTHER THAN CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS OR REMEDIES HEREUNDER IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
1.7.Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF THE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
1.8.Consent to Jurisdiction. The parties agree that any legal action or proceeding by or against the Pledgors or with respect to or arising out of this Agreement or any other Loan Document may be brought in or removed to the courts of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof. By execution and delivery of this Agreement, each party accepts, for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail (or

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any substantially similar form of mail), postage prepaid, return receipt requested to such party at its address for notices as specified herein. Each of the parties agrees that such service upon receipt (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (ii) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices under this Section 4.8 shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.
1.9.Release of Liens. Upon the payment in full of all of the Obligations and the termination of all Commitments, (a) the Liens and security interests granted under this Agreement shall be automatically released and the Pledged Collateral shall automatically revert to the Pledgors with no further action on the part of any Person, and (b) the Administrative Agent shall, upon the written request of the Pledgors and at the Pledgors’ expense, execute all such documentation as may be necessary to effect or evidence the termination and release of the Liens on the Pledged Collateral created under this Agreement. Upon the written request of the Pledgors and at the Pledgors’ expense, the Administrative Agent agrees to notify any other third party reasonably requested by a Pledgor of such termination.
1.10.No Waiver by the Administrative Agent, Amendments.
(a)Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the parties hereto, and then any such waiver, amendment or modification shall be effective only in the specific instance and for the specific purpose for which given.
(b)The Administrative Agent shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Pledged Collateral unless such waiver shall be in accordance with paragraph (a) above. No delay or omission on the part of the Administrative Agent in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Administrative Agent with respect to the Obligations or the Pledged Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Administrative Agent deems expedient.
1.11.Overdue Amounts. Until paid, all amounts due and payable by the Pledgors under this Agreement shall be a debt secured by the Pledged Collateral and shall bear, whether before or after judgment, interest at the Default Rate.
1.12.Notice, etc. All notices and communications provided for hereunder shall be in writing and sent (a) by facsimile, (b) as a .pdf attachment to an email, (c) by registered or certified mail with return receipt requested (postage prepaid), or (d) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent to the address set forth under the intended recipient’s name set forth on the signature pages hereto or at such other address as such Person shall have specified to the other party hereto in writing. Notices will be

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deemed given only when received. Notwithstanding the foregoing, in the case of communications or notices transmitted by a Pledgor by facsimile or email, such communication or notice (i) shall be signed by a Responsible Officer, addressed as set forth above or to such other facsimile number or email address as the party receiving the information shall have specified in writing to the party sending such information, (ii) shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, or return e-mail or other written acknowledgement from such recipient confirming receipt), and (iii) shall be deemed to have been validly and effectively given on the day (if a Business Day and, if not, on the next following Business Day) on which it is transmitted if transmitted before 4:00 p.m., New York City time, and if transmitted after that time, on the next following Business Day.
1.13.Credit Agreement. The Administrative Agent shall act hereunder only in accordance with the terms and conditions of this Agreement and the Credit Agreement. Any and all actions the Administrative Agent takes or omits to take hereunder shall be covered by the indemnity provisions of the Credit Agreement which shall be deemed to be incorporated by reference herein. In the case of a conflict between this Agreement (including Section 3.8) and the Credit Agreement, the Credit Agreement shall govern the rights and obligations of the Administrative Agent.
1.14.Waiver of Suretyship Defenses. The obligations of the Pledgors shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim a Pledgor may have against a Pledged Subsidiary, any Lender or otherwise, and shall remain in full force and effect without regard to, and (except by payment in full of all of the Obligations and the termination of all Commitments) shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not a Pledgor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to the Credit Agreement or any other Loan Document or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Obligations; (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Obligations or in respect of the Credit Agreement or any other Loan Document; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to a Pledgor or any subsidiary thereof; (d) any merger, amalgamation or consolidation of a Pledgor or a Pledged Subsidiary into or with any other Person or any sale, lease or transfer of any or all of the assets of a Pledged Subsidiary to any Person; or (e) any failure on the part of a Pledged Subsidiary for any reason to comply with or perform any of the terms of any other agreement with a Pledgor; or (f)  any other circumstance which might otherwise constitute a legal or equitable discharge, suretyship defense or other defense of a guarantor (whether or not similar to the foregoing). To the extent permitted by law, each Pledgor irrevocably and unconditionally waives any defense it might have to its performance hereunder, based on any of the foregoing.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, each of the parties, intending to be legally bound, has caused this Agreement to be signed on the date first above written.
                PLEDGORS:
VERIS RESIDENTIAL, L.P.
By: Veris Residential, Inc., its general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
VERIS RESIDENTIAL PARTNERS, L.P.
By: Veris Residential, Inc., its general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
VERIS RESIDENTIAL NJ HOLDINGS L.L.C.
By: Veris Residential Partners, L.P., sole member and manager
By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer

[Signature Page – Pledge and Security Agreement]

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ROSELAND HOTEL UNIT, L.L.C.
                    By:     Veris Residential NJ Holdings L.L.C., sole member
By:    Veris Residential Partners, L.P., sole member and manager
                    By:     Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
ROSELAND/OVERLOOK, L.L.C.
                    By: MC Roseland MA Holdings L.L.C., sole member
                    By: Veris Residential Partners, L.P., sole member
                    By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
Address for all Pledgors:

Harborside 3, 210 Hudson Street, Suite 400
Jersey City, NJ 07311
Attention: Taryn Fielder, Esq.
General Counsel and Secretary
Fax: (201) 434-2726
Email: tfielder@verisresidential.com
[Signature Page to Pledge and Security Agreement]

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JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely in its capacity as the Administrative Agent

By: /s/ Neil Laird Troeger
Name: Neil Laird Troeger
Title: Authorized Officer
Address:

JPMorgan Chase Bank, N.A.
JPMorgan Loan Services
500 Stanton Christiana Road, Ops 2, 3rd Floor
Newark, DE 19713
Attn: Loan and Agency Services Group
Fax: (302) 634-3301

[Signature Page –Pledge and Security Agreement]

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ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge and Security Agreement (the “Agreement”) and agrees to be bound thereby and to comply with the terms thereof, any provisions of its Governing Documents (as that term is defined in the Agreement) to the contrary notwithstanding. The undersigned further agrees that the Administrative Agent (as that term is defined in the Agreement) referred to therein will not have any of the obligations of a member of a Pledged Subsidiary unless the Administrative Agent affirmatively elects to undertake such obligations in accordance with the terms of the Agreement.

JAMES URBAN RENEWAL L.L.C.
                        By: Veris Residential Partners, L.P., sole member
                        By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
JAMES URBAN RENEWAL 2 L.L.C.
                        By: Veris Residential Partners, L.P., sole member
                        By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
JAMES URBAN RENEWAL 3 L.L.C.
                        By: Veris Residential Partners, L.P., sole member
                        By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
WALL 34 REALTY L.L.C.
By:    Veris Residential, L.P.,     sole member
By:    Veris Residential, Inc., general partner

B By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer

[Acknowledgement Page – Pledge and Security Agreement]

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SH HOTEL UNIT, L.L.C.

                        By:    Roseland Hotel Unit, L.L.C., sole member
    By:     Veris Residential NJ Holdings L.L.C., sole member
By:    Veris Residential Partners, L.P., sole member and manager
                        By:     Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
LITTLETON REALTY ASSOCIATES L.L.C.
By: Veris Residential Partners, L.P., sole member and manager
                        By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
1 WATER STREET L.L.C.
                        By: Veris Residential Partners, L.P., sole member
                        By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer

[Acknowledgement Page – Pledge and Security Agreement]

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OVERLOOK RIDGE, L.L.C.
                        By: Roseland/Overlook, L.L.C., sole member
                        By: MC Roseland MA Holdings L.L.C., sole member
                        By: Veris Residential Partners, L.P., sole member
                        By: Veris Residential Trust, general partner

By: /s/ Amanda Lombard
Name: Amanda Lombard
Title: Chief Financial Officer
Address:

Harborside 3, 210 Hudson Street, Suite 400
Jersey City, NJ 07311
Attention: Taryn Fielder, Esq.
General Counsel and Secretary
Fax: (201) 434-2726
Email: tfielder@verisresidential.com
[Acknowledgement Page – Pledge and Security Agreement]

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ANNEX A TO PLEDGE AND SECURITY AGREEMENT

No Pledged Subsidiary has authorized, issued or outstanding shares of its capital stock, limited liability company interests, partnership interests or other equity interests of any class or any commitments to issue any shares of its capital stock, limited liability company interests, partnership interests or other equity interests of any class or any securities convertible into or exchangeable for any shares of its capital stock, limited liability company interests, partnership interests or other equity interests of any class, except as otherwise stated in this Annex A.

Pledged Subsidiary	Jurisdiction of Formation of Pledged Subsidiary	Pledgor	Class of Interest	% Interest Held
James Urban Renewal L.L.C	New Jersey	Veris Residential Partners, L.P.	Sole member	100%
James Urban Renewal 2 L.L.C	New Jersey	Veris Residential Partners, L.P.	Sole member	100%
James Urban Renewal 3 L.L.C	New Jersey	Veris Residential Partners, L.P.	Sole member	100%
Wall 34 Realty L.L.C.	New Jersey	Veris Residential, L.P.	Sole member	100%
SH Hotel Unit, L.L.C.	New Jersey	Roseland Hotel Unit, L.L.C.	Sole member	100%
Littleton Realty Associates L.L.C.	New Jersey	Veris Residential Partners, L.P.	Sole member	100%
1 Water Street, L.L.C.	New York	Veris Residential Partners, L.P.	Sole member	100%
Overlook Ridge, L.L.C.	Delaware	Roseland/Overlook, L.L.C.	Sole member	100%

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ANNEX B TO PLEDGE AND SECURITY AGREEMENT

Name of Pledgor	Jurisdiction of formation of Pledgor and type of organization	Prior legal names in last 5 years	Current legal address/address of principal place of business and chief executive office:	Prior legal addresses/addresses of principal place of business and chief executive office in the last 5 years:	Organizational number:

Veris Residential, L.P.	Delaware; Limited Partnership	Mack-Cali Realty, L.P.	Harborside 3, 210 Hudson Street, Suite 400 Jersey City, NJ 07311	N/A	2407010
Veris Residential Partners, L.P.	Delaware limited partnership	Roseland Residential, L.P.	Harborside 3, 210 Hudson Street, Suite 400 Jersey City, NJ 07311	N/A	5832302
Veris Residential NJ Holdings L.L.C.	Delaware limited liability company	MC Roseland NJ Holdings L.L.C.	Harborside 3, 210 Hudson Street, Suite 400 Jersey City, NJ 07311	N/A	5186917
Roseland Hotel Unit, L.L.C.	NJ limited liability company	N/A	Harborside 3, 210 Hudson Street, Suite 400 Jersey City, NJ 07311	N/A	0600459130
Roseland/Overlook, L.L.C.	NJ limited liability company	N/A	Harborside 3, 210 Hudson Street, Suite 400 Jersey City, NJ 07311	N/A	0600105450

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